1 INVESTOR REL ATIONS FACT SHEET 2021 Second Quarter Our Vision To optimize every shopping and selling experience. About Us PROS Holdings, Inc. (NYSE: PRO) is a leading provider of SaaS solutions that optimize shopping and selling experiences. Built on the PROS Platform, these intelligent solutions leverage business AI, intuitive user experiences and process automation to deliver frictionless, personalized purchasing experiences designed to meet the real-time demands of today’s B2B and B2C omnichannel shoppers, regardless of industry. 2021 SECOND QUARTER E ARNINGS (Non-GAAP, other than total revenue and subscription revenue) $mm Q2 2021 Q2 2020 Delta TTM 6/30/21 TTM 6/30/20 Delta Total Revenue 62.4 63.7 (2%) 246.1 260.4 (5%) Subscription Revenue 44.2 42.4 4% 171.8 164.8 4% Adjusted EBITDA (4.7) (5.7) 1.0 (24.4) (24.0) (0.4) Free Cash Flow (5.7) (23.5) 17.8 (14.7) (35.1) 20.4 Highly Visible SaaS Growth Model $246mm+ TOTAL REVENUE T TM Q2 '21 85% RECURRING REVENUE AS A % OF Q2 TOTAL REVENUE FREE CASH FLOW IMPROVEMENT TTM Q2 '21 60+ COUNTRIES WITH CUSTOMERS Market Opportunity With the rise of digital commerce, consumers have been trained to expect a more dynamic buying experience — they want the freedom to buy what they want, whenever they desire, and expect to move seamlessly across channels during the process. The need for PROS AI solutions is more essential than ever as companies embrace the real-time needs of today’s consumer. Our algorithmic approach to generating personalized, dynamic offers, prices, and experiences to buyers can be accessed across our customers’ direct sales, online, mobile, and partner channels. This seamless experience is helping companies across industries rethink how they sell in the digital economy. This market environment creates the backdrop for the $30 billion estimated TAM opportunity that we see in front of us. We focus our go-to-market efforts on a subset of strategic industries and geographies in which we have a proven track record of success. We believe our market is highly underpenetrated and that we are well positioned to capture it. Copyright © 2021 PROS Holdings, Inc. pros.com | IR@pros.com $20mm+

2 INVESTOR REL ATIONS FACT SHEET We Power Digital Commerce for Leading Businesses Across Strategic Industries Automotive & Industrial B2B Services Cargo, Freight, & Logistics Energy & Chemicals Food & Consumables Healthcare Technology Travel PROS Solutions Our AI solutions and science make it possible for companies to provide fast, frictionless and personalized buying experiences for their customers. The data science and AI embedded in our solutions provide our customers with predictive and prescriptive guidance on key business decisions that drive improved growth and profitability, including offer optimization, product mix optimization, demand forecasting, price optimization, cross-sell and upsell recommendations, attrition detection, product configuration recommendations, and willingness to pay. Our software operates in large and complex information technology environments. Our high-performance software architecture supports real-time, high-volume transaction processing and handles requirements of global enterprise customers who may need sub-second response times. We provide standardized configurations of our software based on the industries we serve and offer professional services to configure innovative solutions to meet the specific needs of each customer. RECURRING REVENUE ($mm) 17% CAGR $215 $204 $163 $136 2017 2018 2019 2020 SUBSCRIPTION REVENUE ($mm) 37% CAGR $170 $145 $99 $66 NOTE: As of 1/1/2020, license revenue and license cost of revenue are now combined with subscription revenue and subscription cost of revenue, respectively. Globally Diversified Business UNITED STATES 32% of 2020 revenue EUROPE 30% of 2020 revenue OTHER REGIONS 38% of 2020 revenue Included in this Fact Sheet are forward-looking statements including, but not limited to, those related to total addressable market and other financial projections. These predictions, estimates, and other forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied in this Fact Sheet. We refer you to the documents we file with the Securities and Exchange Commission, which identify and discuss important factors that could cause actual results to differ materially from those discussed in these forward-looking statements. All statements included in these materials are based upon information known as of the date hereof, and PROS Holdings assumes no obligation to update any such statements, except as required by law. This Fact Sheet includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as useful tools for assessing the comparability between periods as well as company by company. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Copyright © 2021 PROS Holdings, Inc. pros.com | IR@pros.com IRFS072021v01 2017 2018 2019 2020